UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2023

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PLx Pharma Winddown Corp.

(Exact name of Registrant as Specified in Its Charter)

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Delaware (State or Other Jurisdiction of Incorporation)	001-36351 (Commission File Number)	46-4995704 (IRS Employer Identification No.)

9 Fishers Lane, Suite E Sparta, New Jersey (Address of Principal Executive Offices)		07871 (Zip Code)

Registrant’s Telephone Number, Including Area Code: (973) 409-6541

PLx Pharma Inc.

(Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	PLXPQ	N/A*

*On April 13, 2023, our Common Stock began trading on the OTC Pink Marketplace maintained by the OTC Markets Group, Inc. under the symbol “PLXPQ.”

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

As previously disclosed, on April 12, 2023, PLx Pharma Winddown Corp. (formerly known as PLx Pharma Inc.) (the “Company”) and its wholly-owned subsidiary, PLx Opco Winddown Corp. (formerly known as PLx Opco Inc.) (together with the Company, the “Sellers”), entered into a stalking horse asset purchase agreement (the “Asset Purchase Agreement”) with PLx Acquisition Company, LLC, a wholly-owned subsidiary of Greenwood Brands, LLC (the “Purchaser”), to sell substantially all of the Sellers’ assets to the Purchaser pursuant to a sale conducted under Section 363 of the United States Bankruptcy Code (the “Sale”). The Asset Purchase Agreement was previously filed as an exhibit to the Company’s Current Report on Form 8-K filed on April 12, 2023 with the Securities and Exchange Commission.

On May 26, 2023, the Sellers and the Purchaser entered into an Amendment No. 1 to the Asset Purchase Agreement (the “Amendment”). The Amendment, which is effective as of May 26, 2023, among other things, made clarifying changes to certain definitions in the Asset Purchase Agreement and supplemented or amended certain schedules to the Asset Purchase Agreement to set forth certain specific assets that shall not be deemed Acquired Assets (as defined in the Asset Purchase Agreement) and shall not be acquired by the Purchaser at closing. The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by the full text of the Amendment, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 1.03	Bankruptcy or Receivership.

The information set forth under Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

As previously disclosed, on April 13, 2023, the Company and PLx Opco Winddown Corp. filed voluntary petitions under Chapter 11 of the United States Bankruptcy Code. The filing was made in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). The Chapter 11 proceedings are being jointly administered under the caption In re PLx Pharma Winddown Corp., et al., Case No. 23-10456 (the “Chapter 11 Cases”).

As previously disclosed, on April 12, 2023, the Sellers and the Purchaser entered into the Asset Purchase Agreement, as amended. On May 25, 2023, the Bankruptcy Court approved the Sale to the Purchaser pursuant to the terms of the Asset Purchase Agreement, as amended by the Amendment. Pursuant to the Asset Purchase Agreement, the Sale was consummated on May 26, 2023.

Additional information regarding the Sale and the Company’s Chapter 11 Cases can be found at: https://www.donlinrecano.com/Clients/plx/Index.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 26, 2023, the Company filed an amendment to its Amended and Restated Certificate of Incorporation (the “Charter Amendment”) with the Secretary of State of the State of Delaware in order to change its name to “PLx Pharma Winddown Corp.”.

The description of the Charter Amendment is qualified in its entirety by the full text of the Charter Amendment, which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 8.01	Other Events.

On May 22, 2023, the Company and PLx Opco Winddown Corp. filed their monthly operating reports with the Bankruptcy Court for the period beginning April 13, 2023 and ending April 30, 2023 (the “Monthly Operating Reports”).

The Monthly Operating Reports are attached hereto as Exhibit 99.1 and are incorporated herein by reference.

Cautionary Note Regarding the Monthly Operating Reports

The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Reports, which were not prepared for the purpose of providing the basis for an investment decision relating to any Company securities. The Monthly Operating Reports are limited in scope and have been prepared solely for the purpose of complying with requirements of the Bankruptcy Court. The Monthly Operating Reports were not reviewed by independent accountants, are in a format prescribed by applicable bankruptcy laws, and are subject to future adjustment. The financial information in the Monthly Operating Reports are not prepared in accordance with accounting principles generally accepted in the United States (“GAAP”), and, therefore, may exclude items required by GAAP, such as certain reclassifications, eliminations, accruals, valuations and disclosures. The Monthly Operating Reports also relate to a period that is different from the historical periods required in the Company’s reports pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Cautionary Note Regarding Trading in the Company’s Securities

The Company cautions that trading in the Company’s common stock during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for the Company’s common stock may bear little or no relationship to the actual recovery, if any, by holders of the Company’s common stock in the Chapter 11 Cases. Accordingly, the Company urges extreme caution with respect to existing and future investments in its common stock.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws, about the Company that involve substantial risks and uncertainties. All statements other than statements of historical facts contained in this Current Report on Form 8-K are forward-looking statements. In some cases, you can identify forward-looking statements because they contain words such as “expect,” “may,” “will,” “could” or “believes” or the negative of these words or other similar terms or expressions. Forward-looking statements in this Current Report on Form 8-K include, but are not limited to, the Company’s ability to continue ordinary course operations during the Chapter 11 Cases, the value of the Company’s common stock, and the ability of holders of the Company’s common stock to receive any payment or distribution. The forward-looking statements in this Current Report on Form 8-K are only predictions. The Company has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that it believes may affect its business, financial condition and results of operations. Forward-looking statements involve known and unknown risks, uncertainties and other important factors that may cause its actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including the important factors discussed in the sections entitled “Risk Factors” of the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2022, and in the Company’s other filings with the Securities and Exchange Commission. The forward-looking statements in this Current Report on Form 8-K are based upon information available to the Company as of the date of this Current Report on Form 8-K, and while the Company believes such information forms a reasonable basis for such statements, such information may be limited or incomplete, and its statements should not be read to indicate that the Company has conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and investors are cautioned not to unduly rely upon these statements. Except as required by law, the Company assumes no obligation to update these forward-looking statements, or to update the reasons if actual results differ materially from those anticipated in the forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

The Company is currently unable to prepare pro forma financial information reflecting the transaction described in Item 2.01 of this Current Report on Form 8-K without unreasonable effort or expense, and therefore such information is not reasonably available to the Company within the meaning of Rule 12b-21 under the Exchange Act. As a debtor-in-possession under the Bankruptcy Code, the Company files publicly available Monthly Operating Reports with the Bankruptcy Court, which reports include financial statements that are limited in scope and prepared solely for the purpose of complying with requirements of the Bankruptcy Court. The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Reports, which are not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company.

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment of Certificate of Incorporation of PLx Pharma Inc.
10.1 99.1

Amendment No. 1 to Asset Purchase Agreement dated May 26, 2023 by and among PLx Pharma Inc., PLx Opco Inc. and PLx Acquisition Company, LLC.

Monthly Operating Reports, for the period covering April 13, 2023 through April 30, 2023 filed with the United States Bankruptcy Court for the District of Delaware.

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PLx Pharma Winddown Corp.

Date: May 26, 2023	By:	/s/ Natasha Giordano
Natasha Giordano
President and Chief Executive Officer